UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2022

ALSET EHOME INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane Suite 210 Bethesda, Maryland 20814	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 12, 2022, Alset International Limited (“AIL”), a majority-owned subsidiary of Alset EHome International Inc. (the “Company”), entered into Amendment No. 1 (the “First Amendment”) to the Assignment and Assumption Agreement originally entered into on February 25, 2022 (the “Assumption Agreement”) with DSS, Inc. (“DSS”). Pursuant to the Assumption Agreement, DSS agreed to purchase a convertible promissory note from AIL (the “Note”) for a purchase price of 21,366,177 shares of DSS’s common stock, subject to adjustment in the event that the transaction closed after May 15, 2022. The Note was issued by American Medical REIT, Inc., a Maryland corporation (“AMRE”), pursuant to a subscription agreement, dated as of October 29, 2021 between AIL and AMRE. The First Amendment revised the Assumption Agreement to remove the adjustment provision. On July 12, 2022, the transactions contemplated by the Assumption Agreement and the First Amendment were consummated, AIL assigned the Note to DSS, and DSS issued to AIL 21,366,177 shares of DSS’s common stock.

The Company (including its majority-owned subsidiaries) is the largest stockholder of DSS. The Company’s Chairman, Chief Executive Officer and largest stockholder, Chan Heng Fai, is also the Chairman of DSS, and a significant stockholder of DSS.

The foregoing descriptions of the Assumption Agreement, the Note and the First Amendment are qualified in their entirety by reference to the full text of the Assumption Agreement, the Note and the First Amendment, a copy of each is filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information disclosed in Item 1.01 above is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Assignment and Assumption Agreement (incorporated by reference to Exhibit 10.1 to current report on Form 8-K filed with the SEC on February 25, 2022)
10.2	Convertible Promissory Note (incorporated by reference to Exhibit 10.2 to current report on Form 8-K filed with the SEC on February 25, 2022)
10.3	Amendment No. 1 to Assignment and Assumption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Dated: July 14, 2022	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer